UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2026

STRATEGY INC

(Exact name of registrant as specified in its charter)

Delaware	001-42509	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
10.00% Series A Perpetual Strife Preferred Stock, $0.001 par value per share	STRF	The Nasdaq Global Select Market
Variable Rate Series A Perpetual Stretch Preferred Stock, $0.001 par value per share	STRC	The Nasdaq Global Select Market
8.00% Series A Perpetual Strike Preferred Stock, $0.001 par value per share	STRK	The Nasdaq Global Select Market
10.00% Series A Perpetual Stride Preferred Stock, $0.001 par value per share	STRD	The Nasdaq Global Select Market
Class A common stock, $0.001 par value per share	MSTR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated herein by reference. On June 15, 2026, Strategy Inc (the “Company”) filed with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Designations of its Variable Rate Series A Perpetual Stretch Preferred Stock (“STRC”) (the “A&R STRC Certificate of Designations”), which will become effective at 12:01 a.m., New York City time, on June 30, 2026 and will modify the rights of holders of STRC by providing for two scheduled dividend payment dates per month, instead of one, together with conforming and related changes. The modification does not change STRC’s dividend rate, increase the Company’s overall dividend payment obligations, or otherwise alter the rights, preferences or privileges of STRC except as they relate to the frequency of dividend payments and related changes.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 15, 2026, the Company filed with the Secretary of State of the State of Delaware the A&R STRC Certificate of Designations, which was approved by the holders of the Company’s common stock and the holders of STRC at the Company’s 2026 Annual Meeting of Stockholders held on June 8, 2026. The A&R STRC Certificate of Designations amends and restates the Certificate of Designations of STRC to provide for two scheduled dividend payment dates per month, instead of one, together with conforming and related changes, and will become effective at 12:01 a.m., New York City time, on June 30, 2026. The foregoing description is qualified in its entirety by reference to the A&R STRC Certificate of Designations, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

Strategy Dashboard

The Company also maintains a dashboard on its website (www.strategy.com) as a disclosure channel for providing broad, non-exclusionary distribution of information regarding the Company to the public, including information regarding market prices of its outstanding securities, bitcoin purchases and holdings, certain KPI metrics and other supplemental information, and as one means of disclosing non-public information in compliance with its disclosure obligations under Regulation FD. Investors and others are encouraged to regularly review the information that the Company makes public via the website dashboard.

Furnished Information

The information disclosed pursuant to Item 7.01 in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

Conditional Cash Dividend Declaration

On June 14, 2026, the Company’s board of directors declared a transitional semi-monthly cash dividend on STRC, payable on July 15, 2026 to stockholders of record as of 5:00 p.m., New York City time on June 30, 2026, as summarized in the table below. The declaration of the dividend, and the Company’s obligation to pay the dividend, are contingent upon the A&R STRC Certificate of Designations becoming effective at or before 12:01 a.m., New York City time. As described under Items 3.03 and 5.03 above, the Company filed the A&R STRC Certificate of Designations on June 15, 2026, which will become effective at that time.

Preferred Stock	Ticker	Period	Cash Dividend Per Share
Variable Rate Series A Perpetual Stretch Preferred Stock, $0.001 par value per share	STRC	Semi-monthly period ending July 15, 2026	$0.479166667	(1)

(1)	The cash dividend declared on STRC for the semi-monthly period ending July 15, 2026 represents a per annum dividend rate of 11.50% and reflects one-half of the regular monthly dividend amount.

Expected Tax Treatment

As of June 15, 2026, the Company expects that the dividend payable on July 15, 2026, will be characterized as non-taxable return of capital to the extent of a shareholder’s tax basis in their STRC for U.S. federal income tax purposes. Special tax considerations may apply to certain taxpayers based on their specific circumstances. Shareholders should consult their own tax advisors regarding the U.S. federal, state, local, and any non-U.S. tax consequences to them in connection with the receipt of distributions.

Forward-Looking Statements

Statements in this Current Report on Form 8-K about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the tax-deferred return of capital treatment of dividends on the Company’s preferred stock, including the Company’s Variable Rate Series A Perpetual Stretch Preferred Stock, and statements regarding the effectiveness of the Amended and Restated STRC Certificate of Designations, and the payment of the transitional semi-monthly dividend described in this Current Report on Form 8-K. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the uncertainties related to the Company’s future results of operations, its expectation regarding the tax-deferred return of capital treatment of dividends on the Company’s preferred stock, fluctuations in tax benefits or provisions, assumptions underlying the Company’s projections, and the other factors discussed under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on May 6, 2026 and the risks described in other filings that the Company may make with the SEC. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Designations of Variable Rate Series A Perpetual Stretch Preferred Stock.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2026	Strategy Inc (Registrant)

	By:	/s/ Thomas Chow
	Name:	Thomas Chow
	Title:	Executive Vice President & General Counsel